As filed with the Securities and Exchange Commission on July 21, 1997
Registration No.


     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549



     EXHIBITS
     TO
     FORM SB-2

     REGISTRATION STATEMENT
     Under
     THE SECURITIES ACT OF 1933





     ATLAS-ENERGY FOR THE NINETIES-PUBLIC #6 LTD.
 (Exact name of Registrant as Specified in its Charter)




     James R. O'Mara, President
     Atlas Resources, Inc.
311 Rouser Road, Moon Township, Pennsylvania 15108
     (412) 262-2830
     (Name, Address and Telephone Number of Agent for Service)



     Copies to:

Wallace W. Kunzman, Jr., Esq.     James R. O'Mara
Kunzman & Bollinger, Inc.     Atlas Resources, Inc. 5100 N.
Brookline, Suite 600     311 Rouser Road
Oklahoma City, Oklahoma 73112     Moon Township,

Pennsylvania 15108













ARTICLES OF INCORPORATION
                        OF ATLAS RESOURCES, INC.

----------------------------------------------------------------------
---
 Exhibit 3(a)


COMMONWEALTH   OF   PENNSYLVANIA
 688825

Department of State

To All to Whom These Presents Shall Come, Greeting:


WHEREAS,  Under the provisions of the Business Corporation Law, approved
the 5th day of May,   Anno Domini  one thousand nine  hundred and
thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law, and

WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

ATLAS RESOURCES, INC.

THEREFORE, KNOW YE,  That  subject  to  the  Constitution of  this
 Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and in-corporate the incorporators of and subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Common-wealth, at the City of Harrisburg, this 9th day of July in the year of our Lord one thousand nine hundred and seventy-nine and of  the  Commonwealth  the  two  hundred and fourth

 /s/  Ethel D. Allen, D.O.

Secretary of the Commonwealth



Filed this  9th day of July1979.
Commonwealth of Pennsylvania Department of State

/s/  Ethel D.
Allen, D.O.


Secretary of the
Commonwealth


     79:37        617
DSCB:BCL-204(Rev. 8-72)
Filing Fee: $75                  AIB-7     688825
Articles of Incorporation--              COMMONWEALTH OF PENNSYLVANIA
Domestic Business Corporation            DEPARTMENT OF STATE
                                         CORPORATION BUREAU

In  compliance  with  the  requirements of   section  204  of  the
 Business Cor-poration  Law,  act  of  May 5,  1933  (P.L.  364)   (15
P.  S.  .1204) the undersigned desiring  to be  incorporated  as  a
business  corporation,  hereby   certifies
(certify)  that:

1. The  name  of  the  corporation  is    ATLAS RESOURCES, INC.

2. The  location and post  office address  of  the initial registered office  of
the corporation in this Commonwealth  is:  311 Rouser Road,
Coraopolis,
Pennsylvania  15108

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:
To engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under this act.

4. The term for which the corporation is to exist is perpetual.

5. The aggregate number of shares which the corporation shall have authority
to  issue  is:   Five Hundred   (500)  shares  of  capital stock
without
par value.

79:37       618

6. The  name and  post  office address  of  each  incorporator  and the
 number
and  class of  shares  subscribed  by  such  incorporator(s)   is
(are):

Number and
    Name  Address           Class of Shares

   Ira  S. Pimm,  Jr.  2225  Land  Title Building   1
 Philadelphia,  PA    19110

IN TESTIMONY  WHEREOF,  the incorporator(s)   has   (have)  signed
and sealed
these Articles of Incorporation this 5th  day  of      July   ,  1979.



_________________________(SEAL)
 /s/    Ira  S.  Pimm, Jr

______________________(SEAL)



RECEIVED    `79  JUL   9   AM   9:09  DEPARTMENT OF STATE





COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
Articles of Incorporation
Domestic Business Corporation

In  compliance  with  the  requirements  of  section  204  of the  Business  Corporation  Law,  act  of  May  5,  1993 (P.  L.  364)
( 15   P.  S.  S1204)  the  undersigned,   desiring  to  be
incorporated
as a business  corporation,  hereby  certifies  that:

1. The name of the corporation is

ATLAS RESOURCES, INC.

2. The  location  and  post  office  address  of  the  initial
registered  office  of  the  corporation  in  this  Commonwealth   is:
311   Rouser  Road,  Coraopolis,  Pennsylvania    15108
3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the
following  purpose  or  purposes:   To engage  in  and  do  any  law-
ful  act  concerning  any  or  all   lawful  business  for  which
cor-
porations  may  be  incorporated  under  this  act.
4. The  term  for  which  the  corporation  is  to  exist  is perpetual.
5. The  aggregate  number  of  shares  which  the corporation
shall   have   authority   to   issue   is:   Five  Hundred  (500)
shares
of   capital  stock  without  par   value.
6. The name and post office address of each incorporator and the number and class of shares subscribed by such incor-porator is:

Name    Address   Number and
Class of shares

Ira S. Pimm,  Jr.  2225 Land Title Building   1
Philadelphia, PA   19110

IN TESTIMONY WHEREOF,   the   incorporator  has  signed  and
sealed    these  Articles  of    Incorporation   this    5th   day
of
July,   1979.

      IRA  S.  PIMM,  JR.         (SEAL)

Filed  this   9th   day  of  July,   1979.
Commonwealth  of  Pennsylvania
Department  of  State
ETHEL  D.  ALLEN,  D.O.
Secretary  of  the  Commonwealth


COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:
WHEREAS,   Under   the   provisions  of   the   Business  Corpora-
tion  Law,  approved   the  5th  day  of  May,  Anno  Domini  one
thou-
sand   nine   hundred   and   thirty - three,   P. L.  364,  as
amended,   the
Department  of  State  is  authorized  and required   to  issue  a
CERTIFICATE OF INCORPORATION
evidencing  the  incorporation  of   a   business  corporation   organ-
ized  under  the  terms  of   that  law.
AND WHEREAS,   The  stipulations  and  conditions  of  that  law
have  been  fully  complied  with  by  the  persons  desiring  to
incorporate  as   ATLAS RESOURCES,  INC.
THEREFORE, KNOW YE,    That  subject  to  the  Constitution  of
this  Commonwealth  and  under  the  authority  of  the  Business
Corporation  Law,  I  do   by  these  presents,  which  I  have
caused
to  be  sealed  with  the   Great  Seal  of  the  Commonwealth,
create,
erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corpora-tion, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, re-quirements and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.
       GIVEN   under  my  Hand  and  the  Great  Seal
   of  the  Commonwealth,  at  the  City
SEAL OF THE STATE OF  of   Harrisburg,  this   9th   day  of
PENNSYLVANIA  July,   in  the  year  of  our  Lord
one  thousand  nine  hundred  and
seventy-nine  and  of  the  Common-
wealth  the  two  hundred  and
fourth.
ETHEL  D.  ALLEN,  D.O.
Secretary  of  the  Commonwealth

Exhibit 3(b)

                          ATLAS RESOURCES,INC. BY-LAWS

ARTICLE I - OFFICES

1. Registered Office. The registered office of the Corporation shall be located within the Commonwealth of Pennsylvania, at such place as the Board of Directors shall, from time to time, determine.
2. Other Offices. The Corporation may also have offices at such other places as the Board of Directors may from time to time, determine.

ARTICLE II - SHAREHOLDERS' MEETINGS

1. Place of Shareholders' Meetings.  Meetings of
Shareholders shall
be held at such place within or without the Commonwealth of Pennsylvania as shall be fixed by the Board of Directors from time to time. If no such place is fixed by the Board of Directors, meetings of the Shareholders shall be held at the registered office of the Corporation. 2. Annual Meeting. A meeting of the Shareholders of the Corporation shall be held in each calendar year, commencing with the year 1980, on the
at                              o'clock                 M.,
if not a
legal holiday, and if such day is a legal holiday, then such meeting shall be held on the next business day.
At such annual meeting, there shall be held an election for a Board of Directors to serve for the ensuing year and until their successors shall be duly elected.
Unless the Board of Directors shall deem it advisable, financial reports of the Corporation's business need not be sent to the Shareholders and need not be presented at the annual meeting. If any report is deemed advisable by the Board of Directors, such report may contain such information as the Board of Directors shall determine and need not be certified by a Certified Public Accountant unless the Board of Directors shall so direct.
3. Special Meetings. Special meetings of the Shareholders may be called at any time.
(a) By the President of the Corporation; or
(b) By a majority of the Board of Directors; or
(c) By the holders of not less than one-fifth of all the shares outstanding and entitled to vote.
Upon the written request of any person entitled to call a special meeting, which request shall set forth the purpose for which the meeting is desired, it shall be the duty of the Secretary to give notice of such meeting to be held at such time, not less than ten (10) nor more than sixty (60) days after the receipt of such request, as the Secretary may fix. If the Secretary shall neglect or refuse to give such notice within ten (10) days after receipt of such request, the person or persons making such request may do so.
4. Notices of Shareholders' Meetings. Except as otherwise specifically provided by law, at least five days' written notice shall be given of the annual meeting and any special meeting of the Shareholders. Such notices shall be given in the name of the Secretary or the Assistant Secretary.

5. Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum. The Shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because of the absence of a quorum, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine. In the case of any meeting for the election of Directors, those Shareholders who attend the second of such adjourned meetings, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing Directors.
6. Voting. The officer or agent having charge of the transfer books of the Corporation shall make, at least five days before any meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting.
At all Shareholders' meetings, Shareholders entitled to vote may attend and vote either in person or by proxy. All proxies shall be in writing and shall be filed with the Secretary of the Corporation. No unrevoked proxy shall be valid after eleven months from the date of execution, unless a longer time is expressly provided therein; but in no event shall a proxy, unless coupled with an interest, be valid after three years after the date of its execution.
Except as otherwise specifically provided by law, all matters coming before the meeting shall be determined by a vote by shares. Such vote may be taken by voice unless a Shareholder demands that it be taken by ballot, in which event the vote shall be taken by written ballot, and the Judge or Judges of Election or, if none, the Secretary of the meeting, shall tabulate and certify the results of such vote.
7. Informal Action by Shareholders. Any action which may be taken at a meeting of the Shareholders may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation.

ARTICLE III - BOARD OF DIRECTORS

1. Number. The business and affairs of the Corporation shall be managed by a Board of two Directors.
2. Place of Meeting. Meetings of the Board of Directors may be held at such place within the Commonwealth of Pennsylvania, or elsewhere, as a majority of the Directors may from time to time appoint, or as may be designated in the notice calling the meeting.
3. Regular Meetings. A regular meeting of the Board of Directors shall be held annually, immediately following the annual meeting of Shareholders at the place where such meeting of the Shareholders is held or at such other place, date and hour as a majority of the newly elected Directors may designate. At such meeting the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place, date and hour of other regular meetings of the Board.
4. Special Meetings. Special meetings of the Board of Directors shall be held whenever ordered by the President or by a majority of the Directors in office.
5. Notices of Meetings of Board of Directors.
(a) Regular Meetings. No notice shall be required to be given of any regular meeting, unless the same be held at other than the time or place for holding such meetings as fixed in accordance with Article III, Paragraph 3 of these By-Laws, in which event one day's notice shall be given of the time and place of such meeting.
(b) Special Meetings. At least one days notice shall be given of the time when, place where, and purpose for which any special meeting of the Board of Directors is to be held.
6. Quorum. A majority of the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors. If there be less than a quorum present, the majority of those present may adjourn the meeting from time to time and place to place and shall cause notice of each such adjourned meeting to be given to all absent Directors.
7. Informal Action by the Board of Directors. If all the Directors shall severally or collectively consent in writing to any action to be taken by the Corporation, such action shall be as valid corporate action as though it had been authorized at a meeting of the Board of Directors. 8. Powers.
(a) General Powers. The Board of Directors shall have all the power and authority granted by law to the Board, including all powers necessary or appropriate to the management of the business and affairs of the Corporation.
(b) Specific Powers. Without limiting the general powers conferred by the last preceding clause and the powers conferred by the Articles and By-Laws of the Corporation, it is hereby expressly declared that the Board of Directors shall have the following powers:
(1) To confer upon any officer or officers of the Corporation, the power to choose, remove or suspend assistant officers, agents or servants.
(2) To appoint any person, firm or corporation to accept and hold in trust for the Corporation any property belonging to the Corporation, or in which it is interested, and to authorize any such person, firm or corporation to execute any documents and perform any duties that may be requisite in relation to any such trust.
(3) To appoint a person or persons to vote shares of another corporation held and owned by the Corporation.
(4) By resolution adopted by a majority of the whole Board of Directors, to delegate two or more of its number to constitute an executive committee which, to the extent provided in such resolution, shall have and exercise the authority of the Board of Directors in the management of the business of the corporation.
(5) To fix the place, time and purpose of meetings of Shareholders.
(6) To determine who shall be authorized on the Corporation's behalf to sign bills, notes, receipts, acceptances, endorsements, checks, releases, contracts and documents.
9. Compensation of Directors. Compensation of Directors, if any, shall be as determined from time to time by resolution of the Board of Directors.
10. Removal of Directors by Shareholders. The entire Board of
Directors or any individual Director may be removed from office without assigning any cause by a majority vote of the holders of the outstanding shares entitled to vote at an election of Directors. In case the Board of Directors or any one or more Directors be so removed, new Directors may be elected at the same time. Unless the entire Board of Directors be removed, no individual Director shall be removed in case the votes of a sufficient number of shares are cast against the resolution for his removal which, if voted at an election of the full Board of Directors, would be sufficient to elect one or more Directors.
11. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, shall be filled by a majority of the remaining members of the Board of Directors through less than a quorum, and each person so elected shall be a Director until his successor is elected by the Shareholders, who may make such election at the next annual meeting of the Shareholders or at any special meeting duly called for that purpose and held prior thereto.

ARTICLE IV - OFFICERS

1. Election and Office. The Corporation shall have a President, a Secretary and a Treasurer, who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers, a Chairman of the Board of Directors, one or more Vice-Presidents, and one or more assistant officers. Any two or more offices may be held by the same person.
2. Term. The President, the Secretary and the Treasurer shall each serve for a term of one year and until their respective successors are duly elected and qualified, unless removed from office by the Board of Directors during their respective tenures. The term of office of any other officer shall be as specified by the Board of Directors.
3. Powers and Duties of the President. Unless otherwise determined by the Board of Directors, the President shall have the usual duties of an executive officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the limitations of the laws of the Commonwealth of Pennsylvania, these By-Laws, and the actions of the Board of Directors, he may appoint, suspend and discharge employees and agents, shall preside at all meetings of the Shareholders at which he shall be present, and unless there is a Chairman of the Board of Directors, shall preside at all meetings of the Board of Directors and shall be a member of all committees. He shall also do and perform such other duties as from time to time may be assigned to him by the Board of Directors.
Unless otherwise determined by the Board of Directors, the President shall have full power and authority on behalf of the Corporation, to attend and to act and to vote at any meeting of the Shareholders of any corporation in which the Corporation may hold stock, and, at any such meeting, shall possess and may exercise any and all the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised.
4. Powers and Duties of the Secretary. Unless otherwise determined by the Board of Directors, the Secretary shall keep the minutes of all meetings of the Board of Directors, Shareholders and all committees, in books provided for that purpose, and shall attend to the giving and serving of all notices for the Corporation. He shall have charge of the corporate seal, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct. He shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to him by the Board of Directors.
5. Powers and Duties of the Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into his hands. When necessary or proper, unless otherwise ordered by the Board of Directors, he shall endorse for collection on behalf of the Corporation, checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such banks or depositories as the Board of Directors may designate and shall sign all receipts and vouchers for payments made to the Corporation. He shall enter regularly, in books of the Corporation to be kept by him for the purpose, full and accurate account of all moneys received and paid by him on account of the Corporation. Whenever required by the Board of Directors, he shall render a statement of the financial condition of the Corporation. He shall at all reasonable times exhibit his books and accounts to any Director of the Corporation, upon application at the office of the Corporation during business hours. He shall have such other powers and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. He shall give such bond, if any, for the faithful performance of his duties as shall be required by the Board of Directors and any such bond shall remain in the custody of the President.
6. Powers and Duties of the Chairman of the Board of Directors.
Unless otherwise determined by the Board of Directors, the Chairman of the Board of Directors, if any, shall preside at all meetings of Directors and shall serve ex officio as a member of every committee of the Board of Directors. He shall have such other powers and perform such further duties as may be assigned to him by the Board of Directors. 7. Powers and Duties of Vice-Presidents and Assistant Officers. Unless otherwise determined by the Board of Directors, each VicePresident and each assistant officer shall have the powers and perform the duties of his respective superior officer. Vice-Presidents and Assistant officers shall have such rank as shall be designated by the Board of Directors and each, in the order of rank, shall act for such superior officer in his absence or upon his disability or when so directed by such superior officer or by the Board of Directors. The President shall be the superior officer of the Vice-Presidents. The Treasurer and Secretary shall be the superior officers of the Assistant Treasurers and Assistant Secretaries, respectively.
8. Delegation of Office. The Board of Directors may delegate the powers or duties of any officer of the Corporation to any other officer or to any Director from time to time.
9. Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

ARTICLE V - CAPITAL STOCK

1. Share Certificates. Every share certificate shall be signed by the President or a Vice-President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or by a transfer clerk and a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed.
2. Transfer of Shares. Transfers of shares shall be made on the books of the Corporation only upon surrender of the share certificate, duly endorsed and otherwise in proper form for transfer, which certificate shall be cancelled at the time of the transfer.
3.  Determination of Shareholders of Record and Closing
Transfer
Books. The Board of Directors may fix a time, not more than fifty days prior to the date of any meeting of Shareholders, or the date fixed for the payment of any divided or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the Shareholders entitled to notice of or to vote at any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares or otherwise. In such case, only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to notice of or to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of such period, and in such case written or printed notice thereof shall be mailed at least ten (10) days before the closing thereof to each Shareholder of record at the address appearing on the records of the Corporation or supplied by him to the Corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares hall be made thereon. Unless a record date is fixed by the Board of Directors for the determination of Shareholders entitled to receive notice of or vote at, a Shareholders' Meeting, transferees of shares which are transferred on the books of the corporation within ten (10) days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting. The Corporation may treat the registered owner of each share of stock as the person exclusively entitled to vote, to receive notifications and otherwise, to exercise all the rights and powers of the owner thereof. 4. Lost Share Certificates. Unless waived in whole or in part by the Board of Directors from time to time, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate, shall (1) make an affidavit or affirmation of the facts and circumstances surrounding the same; (2) advertise such facts to the extent and in such manner as the Board of Directors may require; (3) give the Corporation a bond of indemnity in form, and with one or more sureties satisfactory to the Board, in an amount to be determined by the Board, whereupon the proper officers may issue a new certificate.

ARTICLE VI - NOTICES

1. Contents of Notice. Whenever any notice of a meeting is required to be given pursuant to these By-Laws or the Articles, or otherwise, the notice shall specify the place, day and hour of the meeting and, in the case of a special meeting or where otherwise required by law, the general nature of the business to be transacted at such meeting.
2. Method of Notice. All notices shall be given to each person entitled thereto, either personally or be sending a copy thereof through the mail or by telegraph, charges prepaid, to his address appearing on the books of the Corporation, or supplied by him to the Corporation for the purpose of notice. If notice is sent by mail or telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States Mail or with the telegraph office for transmission. If no address for a Shareholder appears on the books of the Corporation and such Shareholder has not supplied the Corporation with an address for the purpose of notice, notice deposited in the United States Mail addressed to such shareholder, care of General Delivery in the City in which the Registered Office of the Corporation is located, shall be sufficient.
3. Waiver of Notice. Whenever any written notice is required to be given by the Articles or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting, neither the business to be transacted at nor the purpose of the meeting need be specified in the waiver of notice of such meeting.

ARTICLE VII - INDEMNIFICATION OF DIRECTORS, OFFICERS AND
OTHER PERSONS.

1. Each Director and each officer and former Directors or officers, and any person who may have served, at its request, as a Director or officer of another corporation in which is owns shares of capital stock or of which it is a creditor, shall be indemnified by the Corporation against expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they, or any of them are made parties or a party by reason of being or having been directors or officers or a Director or officer of the Corporation or of such other corporation, except in relations to matters as to which any such Director or officer or former Director or officer or person shall be adjudged, in such action, suit, or proceeding, to be liable for negligence or misconduct in the performance of duty. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, Agreement, vote of Shareholders, or otherwise.

ARTICLE VIII - FISCAL YEAR

1. The Board of Directors shall have the power by resolution to fix the fiscal year of the Corporation. If the Board of Directors shall fail to do so, the President shall fix the fiscal year.

ARTICLE IX - AMENDMENTS

1. The Shareholders entitled to vote thereon shall have the power to alter, amend or repeal these By-Laws, by a majority of those voting, at any regular or special meeting, duly convened after notice to the Shareholders of such purpose. The Board of Directors, by a majority vote of those voting, shall have the power to alter, amend and repeal these By-Laws, at any regular or special meeting duly convened after notice of such purpose, subject always to the power of the Shareholders to change such action.

    Certificate of Limited Partnership
     for Atlas-Energy for the Nineties-Public #6 Ltd. ------
------------------------------------------------------------
-----Exhibit 4(a)
Microfilm Number
Filed with the
Department of State on   July 01, 1996

Entity Number

 Secretary of the Commonwealth

 CERTIFICATE OF LIMITED PARTNERSHIP
 DSCB:15-8511 (Rev 90)


In compliance with the requirements of 15 Pa.C.S. . 8511
(relating
to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1. The name of the limited partnership is:       Atlas-
Energy for the Nineties-Public #6 Ltd.

2. The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)       311 Rouser Road                  Moon Township
      Pennsylvania                     15108
Allegheny
      Number and Street
City
                          State
   Zip                 County

(b)c/o   N/A


Name of Commercial Registered Office Provider

                     County

For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.


3. The name and business address of each general partner of the partnership is:

Name       Address

        Atlas Resources, Inc.
            311 Rouser Road, Moon Township, Pennsylvania
15108

4. (Check, and if appropriate complete, one of the following):

     X     The formation of the limited partnership shall
be be
effective upon filing this Certificate of Limited
Partnership in   the Department of State.

            The formation of the limited partnership
shall be effective on:                          at

Date     Hour

IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 22nd day of July, 1996.

                                     Atlas Resources, Inc.
                                     /s/ J.R. O'Mara
              (Signature)          J.R. O'Mara (Signature)